Exhibit 99.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Current Report (Form 8-K/A) of Eli Lilly and Company, the Registration Statements on Form S-8 of Eli Lilly and Company (Nos. 33-37341, 33-50783, 33-56141, 333-02021, 333-62015, 333-66113, 333-90397, 333-70308 and 333-104057) the Registration Statements on Form S-3 of Eli Lilly and Company (Nos. 33-58466 and 333-35248) and related Prospectuses, and the Registration Statement on Form S-3/A of Eli Lilly and Company (No. 333-106478) and related Prospectus, of our report dated February 29, 2008, with respect to the consolidated financial statements of ImClone Systems Incorporated, included in its Annual Report (Form 10-K) for the year ended December 31, 2007, filed with the Securities and Exchange Commission.

/s/ KPMG LLP

Princeton, New Jersey
January 9, 2009